Exhibit 99.2

1 INVESTOR CALL 4Q 2024 January 22, 2025, 10:00am ET Webcast: www.smartbank.com (Investor Relations) Audio Only: 1 -833 -470 -1428 Access Code: 994691 Miller Welborn Chairman of the Board Billy Carroll President & CEO Ron Gorczynski CFO

Forward-Looking Statements This presentation may contain statements that are based on management’s current estimates or expectations of future events or future results, and that may be deemed to constitute forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These statements on SmartFinancial Inc.’s (“SmartFinancial”) business and financial results and conditions, are not historical in nature and can generally be identified by such words as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “may,” “estimate,” and similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results of SmartFinancial to differ materially from future results expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others, (1) risks associated with our growth strategy, including a failure to implement our growth plans or an inability to manage our growth effectively; (2) claims and litigation arising from our business activities and from the companies we acquire, which may relate to contractual issues, environmental laws, fiduciary responsibility, and other matters; (3) general risks related to our merger and acquisition activity, including risks associated with our pursuit of future acquisitions; (4) changes in management’s plans for the future; (5) prevailing, or changes in, economic or political conditions (including those resulting from the new U.S. administration and Congress), particularly in our market areas, including the effects of declines in the real estate market, high unemployment rates, inflationary pressures, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing; (6) our ability to anticipate interest rate changes and manage interest rate risk (including the impact of higher interest rates on macroeconomic conditions, competition, and the cost of doing business and the impact of interest rate fluctuations on our financial projections, models and guidance); (7) increased technology and cybersecurity risks, including generative artificial intelligence risks; (8) credit risk associated with our lending activities; (9) changes in loan demand, real estate values, or competition; (10) developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; (11) changes in accounting principles, policies, or guidelines; (12) changes in applicable laws, rules, or regulations; (13) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions; (14) potential impacts of any adverse developments in the banking industry, including the impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; (15) significant turbulence or a disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; (16) the effects of war or other conflicts including the impacts related to or resulting from Russia’s military action in Ukraine or the conflict in Israel and surrounding areas; and (17) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in SmartFinancial’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with or furnished to the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website (www.sec.gov). Undue reliance should not be placed on forward-looking statements. SmartFinancial disclaims any obligation to update or revise any forward-looking statements contained in this presentation, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise. DISCLOSURES 2 Non-GAAP Financial Measures Statements included in this presentation include measures not recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered Non-GAAP financial measures (“Non-GAAP”) and should be read along with the accompanying tables, which provide a reconciliation of Non-GAAP financial measures to GAAP financial measures. SmartFinancial management uses several Non-GAAP financial measures and ratios derived therefrom in its analysis of the Company's performance, including: (i) Operating earnings (ii) Operating revenue (iii) Operating pre-provision net revenue (“PPNR”) earnings (iv) Operating noninterest income (v) Operating noninterest expense (vi) Operating efficiency ratio (vii) Tangible common equity (viii) Tangible common equity (excluding Accumulated Other Comprehensive income (“AOCI”)) (ix) Average tangible common equity (x) Tangible book value per common share (xi) Tangible book value per common share (excluding AOCI) (xii) Tangible assets Operating earnings, operating revenue, operating PPNR earnings, operating noninterest income and operating noninterest expense exclude non-operating related income and expense items from net income, noninterest income and noninterest expense, respectively. Operating efficiency ratio is the quotient of operating noninterest expense divided by the sum of net interest income adjusted for taxable equivalent yields plus operating noninterest income. Tangible common equity and average tangible common equity excludes goodwill and other intangible assets from shareholders' equity and average shareholders' equity, respectively. Tangible common equity (excluding AOCI) excludes goodwill and other intangible assets from shareholders’ equity and accumulated other comprehensive income. Tangible book value per common share is tangible common equity divided by common shares outstanding. Tangible book value per common share (excluding AOCI) is tangible common equity (excluding AOCI) divided by common shares outstanding. Tangible assets excludes goodwill and other intangibles from total assets. A detailed reconciliation of these items and the ratios derived therefrom is available in the Non-GAAP reconciliations. Management believes that Non-GAAP financial measures provide additional useful information that allows investors to evaluate the ongoing performance of the company and provide meaningful comparisons to its peers. Management also believes these Non-GAAP financial measures enhance investors' ability to compare period-to-period financial results and allow investors and company management to view our operating results excluding the impact of items that are not reflective of the underlying operating performance. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider SmartFinancial's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Unless otherwise indicated, all financial data contained in this presentation is as of 12/31/24

SMARTBANK 2024: *A YEAR IN REVIEW*

SmartFinancial

$ in Millions, except per share data

Balance Sheet / Non-GAAP Revenue Highlights:

		2022Y	2023Y	2024Y	'22 -'24 CAGR[3]
Robust Loan and Deposit Growth / Funding Leveraged through Strategic Deployment	Total Loans and Leases (Excl. HFS & PPP)	$ 3,253.6	$ 3,444.5	**$ 3,906.3**	**10%**
	Annual Net Balance Loan Growth	560.2	190.8	**461.9**	
	Total Deposits	4,077.1	4,267.9	**4,686.5**	**7%**
	Loan / Deposit Ratio	80%	81%	**83%**	
YoY PPNR Enhancement Resulting from Growth	Operating Revenue[1]	165.1	159.2	**169.8**	**1%**
	Operating PPNR Earnings[1]	59.3	47.1	**48.9**	**(9%)**
Stable NII Advancement with Strategy Execution	Operating Noninterest Income[1]	27.6	29.1	**32.5**	**9%**
	Operating Noninterest Income (Excl. Mtg. Bking)[1]	26.0	28.1	**30.9**	**9%**

Non-GAAP Performance Highlights:

		2022Y	2023Y	2024Y	'22 -'24 CAGR[3]
2H 2024 Profitability Recovery – Positive Outlook Ahead	Operating Return on Average Assets[1]	0.92%	0.72%	**0.71%**	
	Operating Return on Average Tang. Common Equity[1]	13.7%	10.3%	**9.5%**	
	Operating Efficiency Ratio[1]	63.8%	70.3%	**70.7%**	
Another Year of Tangible Book Value Growth	Diluted Operating Earnings Per Share[1]	$ 2.57	$ 2.03	**$ 2.07**	**(10%)**
	Tangible Book Value Per Share (Excl. AOCI)[1,2]	$ 21.18	$ 22.29	**$ 24.25**	**7%**

Corporate Highlights:

Great Place To Work. Certified APR 2024-APR 2025 USA



SmartBank[4]
Updated April 2024.
94%
Employees say this is a great place to work

***94%** of our associates said **SmartBank** is a great place to work, 37 points higher than the average U.S. company. We are thrilled to become **Great Place To Work-Certified™**. Associate experience is a top priority as success starts with our team members!*

1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix
2) AOCI: Accumulated Other Comprehensive Income
3) CAGR: Compound Annualized Growth Rate
4) 2024 Great Place to Work survey

3

QUARTERLY HIGHLIGHTS: *FOURTH QUARTER 2024*

SmartFinancial

$0.57
Diluted Operating EPS[1]

$5.3
Billion in Total Assets

9.3%
QoQ[2] Annualized Tang. Book Value Per Share Growth (Excluding AOCI)[1,4]

20%
QoQ Annualized Organic Loan[3] Growth

0.75%
Operating Return on Average Assets[1]

34%
QoQ Annualized Deposit Growth

9.9%
Operating Return Average Tang. Common Equity[1]

83%
Loan / Deposit Ratio[3]

69%
Operating Efficiency Ratio[1]

0.19%
Non-Performing Assets / Assets

Diluted Earnings Per Share



$0.37
$0.41
$0.54
$0.54
$0.57
$0.57
4Q23
3Q24
4Q24
GAAP EPS
Diluted Operating EPS 1

Book Value Per Share



$27.07
$22.29
$20.76
$28.89
$23.69
$22.67
$29.04
$24.25
$22.85
4Q23
3Q24
4Q24
BV Per Share
TBV Per Share 1
AOCI Impact 1,4

Return on Average Assets



0.52%
0.57%
0.74%
0.74%
0.75%
0.75%
4Q23
3Q24
4Q24
GAAP ROAA
Operating ROAA 1

Return on Average Tangible Common Equity



7.2%
8.0%
9.7%
9.7%
10.0%
9.9%
4Q23
3Q24
4Q24
ROATCE
Operating ROATCE 1

Unless otherwise indicated, financial data as of or for the three months ended 12/31/24
1) *Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix*
2) *QoQ: Quarter-over-Quarter*
3) *"Loans" for purposes of this presentation includes all SmartFinancial loans and leases*
4) *AOCI: Accumulated Other Comprehensive Income*

4

$9,756 $9,640 $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $0.65 $0.57 $- $0 $0 $0 $0 $1 $1 $1 $1 $1 $31,951 $46,813 $( 3, 000) $7, 000 $17, 000 $27, 000 $37, 000 $47, 000 $57, 000 $2,487 $3,906 $- $500 $1, 000 $1, 500 $2, 000 $2, 500 $3, 000 $3, 500 $4, 000 $4, 500 $3,048 $4,686 $(500) $500 $1, 500 $2, 500 $3, 500 $4, 500 $5, 500 0.29% 0.19% $- $0 $0 $0 $0 $0 5 GAAP KEY MEASURE TRENDS: $ in Thousands Net Income: Diluted Earnings Per Share: Total Revenue: Loans HFI: Deposits: NPAs / Assets: $ in Thousands $ in Millions $ in Millions Diluted Earnings Per Share: Net Income / Diluted Common Shares Outstanding Total Revenue: Net Interest Income + Total Non-Interest Income Loans HFI: Total Loans Held for Investment NPAs / Assets: Total Nonperforming Assets / Total Assets

$9,832 $9,593 $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $0.65 $0.57 $- $0 $0 $0 $0 $1 $1 $1 $1 $1 $12,590 $14,458 $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 1.19% 0.75% $- $0 $0 $0 $0 $0 $0 $0 14.53% 9.94% $- $0 $0 $0 $0 $0 $0 $0 $0 $0 $18.39 $22.85 $16 $17 $18 $19 $20 $21 $22 $23 $24 6 NON-GAAP KEY MEASURE TRENDS1 : 1) Operating Earnings, Operating Diluted EPS, Operating PPNR Earnings, Operating ROAA, Operating ROATCE, Tangible Book Value Per Share and Tangible Common Equity are all Non-GAAP financial measures. For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix $ in Thousands Operating Earnings: Operating Diluted EPS: Operating PPNR Earnings: Operating ROAA: Operating ROATCE: Tangible Book Value Per Share: $ in Thousands Operating Diluted Earnings Per Share: Operating Earnings / Diluted Common Shares Outstanding Operating Pre-Provision Net Revenue Earnings: Net Interest Income + Operating Non-Interest Income – Operating Non-Interest Expense Operating Non-Interest Income: Non-Interest Income Adjusted for Non-Operating, Non-Recurring Items Operating Non-Interest Expense: Non-Interest Expense Adjusted for Non-Operating, Non-Recurring Items Operating Return on Average Assets: Operating Earnings / Average Assets Tangible Book Value Per Share: Tangible Common Equity / Total Common Shares Outstanding Tangible Common Equity: Total Common Equity Less Goodwill, Core Deposit and Other Intangibles Operating Earnings: Net Income Adjusted for Non-Operating, Non-Recurring Items Operating Return on Average Tangible Common Equity: Operating Earnings / Average Tangible Common Equity Tangible Common Equity: Total Common Equity Less Goodwill, Core Deposit and Other Intangibles $ in Thousands

SMARTFINANCIAL: *EXPANDING SOUTHEAST FRANCHISE*

SmartFinancial

$5.3
Billion in Total Assets

$3.9
Billion in Total Loans

$4.7
Billion in Total Deposits

42
Total Branches


Nashville
Knoxville
Chattanooga
Huntsville
Birmingham
Tuscaloosa
Auburn
Montgomery
Dothan
Mobile
Tallahassee
Pensacola
Panama City
SmartBank Branch Offices

Act with integrity **Be enthusiastic** **Create positivity** **Demonstrate accountability** **Embrace change**

We are building a culture where Associates thrive and are empowered to be leaders. The core values that we have established as a company help us operate in unison and have become a critical part of our culture. Our Associates are key to SmartBank's success.

We will achieve our desired position to be the Southeast's next great community bank by:

CREATING "WOW" EXPERIENCES	EXHIBITING OVER-THE-TOP ENTHUSIASM AND POSITIVITY	DELIVERING EXCEPTIONAL, PROFESSIONAL & KNOWLEDGEABLE SERVICE

Great Place To Work.
Certified
APR 2024-APR 2025
USA

SmartBank[1]
Updated April 2024.


94%

Employees say this is a great place to work

1) 2024 Great Place to Work survey

7

SMARTBANK JOURNEY: *LOOKING AHEAD*

SmartFinancial

Strategic Focus: Leverage Existing Infrastructure Investments to Drive Profitability and Optimize Efficiency

$ in Billions, unless otherwise indicated



Total Asset CAGR '15-'24: 20%
$1.0
$1.1
$1.7
$2.3
$2.4
$3.3
$4.6
$4.6
$4.8
$5.3
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Validation:

- Focused on validating platform and substantiating market need
- Completed Cornerstone merger-of-equals
- Completed functional initial public offering
- Began expanding commercial banking product offering
- Quickly recognized the need for scale to spread operating cost over larger asset base

Scaling:

- Focused on building scale through asset growth with emphasis on fee revenue drivers
- Completed four bank acquisitions
- Acquired Fountain Equipment Finance
- Started dealer floor plan lending unit
- Expanded into seven new de novo markets
- Broadened Treasury Management and commercial banking product package
- Implemented several multi-year IT infrastructure projects
- Consolidated inconsistent legacy products, services and operational procedures

Leveraging:

- Focus on leveraging existing investments to efficiently deploy capital and enhance EPS and ROATCE
- Strategic hiring supported by existing infrastructure
- Further investment in commercial banking business
- Heightened focus on commercial sales process
- Targeted business relationship generation and client profitability profiles
- Operational and product enhancement in key areas (Treasury Management, digital capabilities, etc.)
- M&A focus shifted to strategics and/or "needle moving" opportunities

8

$( 500, 000) $- $500, 000 $1, 000, 000 $1, 500, 000 $2, 000, 000 MARKET AREA: BUILDING DENSITY IN ATTRACTIVE SOUTHEAST MARKETS 9 ► Producers: 44 ► Loans: 61% ► Deposits: 63% ► ’21-’24 Growth: 10% Tennessee Source: S&P Market Intelligence; U.S. Census; https://www.cnbc.com/americas-top-states-for-business/ 1) Producers includes relationship managers, market leaders and regional presidents responsible for meeting business production goals 2) Market loan and deposit percentages shown as a percentage of the total loans and deposits of SmartBank as of 12/31/24, respectively 3) 12/31/21 – 12/31/24 Compound Annualized Growth Rate based on market loan growth over the time period Profile by Market Area: Abundant Organic Opportunity US Population Migration: Strong Migration into Great Markets 1,2,3 ► Producers: 27 ► Loans: 24% ► Deposits: 28% ► ’21-’24 Growth: 27% Alabama ► Producers: 11 ► Loans: 15% ► Deposits: 8% ► ’21-’24 Growth: 11% Coastal July 1, 2022 to July 1, 2023 AMERICA’S TOP STATES FOR BUSINESS 2024 N. CAROLINA: #2 GEORGIA: #4 FLORIDA: #5 TENNESSEE: #8 S. CAROLINA: #19 ALABAMA: #20 Knoxville Nashville Huntsville Pensacola Birmingham Tallahassee Montgomery Chattanooga Mobile 1.1% 1,423,260 0.2% 137,299 0.2% 126,255 -43,330 1.1% Auburn Dothan Tuscaloosa Panama City

23% 23% 23% 23% 22% 27% 27% 28% 28% 28% 19% 19% 20% 20% 20% 9% 9% 8% 8% 9% 19% 19% 19% 19% 19% $3,444 $3,478 $3,574 $3,717 $3,906 4Q23 1Q24 2Q24 3Q24 4Q24 CRE, OO CRE, NOO C&I C&D Consumer RE Leases & Other $1,897 $2,382 $2,693 $3,254 $3,444 $3,478 $3,574 $3,717 $3,906 5.43% 5.71% 5.80% 5.95% 5.95% 3. 00% 4. 00% 5. 00% 6. 00% 7. 00% 8. 00% 9. 00% 10. 00% $- $500 $1, 000 $1, 500 $2, 000 $2, 500 $3, 000 $3, 500 $4, 000 $4, 500 2019Y 2020Y 2021Y 2022Y 2023Y 1Q24 2Q24 3Q24 4Q24 10 LOAN PORTFOLIO: SOLID MARKETS PROVIDING OPPORTUNITY Total Loans CAGR of 16% Since 2019 $ in Millions, unless otherwise indicated Average Loan Yield (excluding accretion & fees) Loan Composition History of Consistent Organic Growth

1-4 Family (NOO) 17% Resi/Comm Land Dev. 14% Resi/Comm Land 18% CRE (OO) 13% CRE (NOO) 24% Multifamily 22% Hotel & Hospitality 32% Retail Space 10% Office Space 12% Misc. 13% 11 LOAN CONCENTRATION: WELL BALANCED EXPOSURE Non-Owner Occupied CRE Exposure By Segment Highly Diversified with Seasoned Client Base Construction & Development Exposure By Type1 Concentration Risk Closely Monitored 1) 1-4 Family (OO) includes owner-occupied primary and secondary residence construction loans; 1-4 Family (NOO) includes speculative and investment property residential construction loans; Resi/Comm Land Dev. includes primary, secondary, investment and commercial land development loans; Resi/Comm Land includes residential and commercial improved and unimproved land loans; Multifamily includes 5 or more residential property loans; CRE (OO) includes construction loans for owner-occupied commercial real estate including hotel & hospitality, retail, office, industrial & warehouse, self storage and other commercial real estate; CRE (NOO) includes construction loans for non owner-occupied commercial real estate including hotel & hospitality, retail, office, industrial & warehouse, self storage and other commercial real estate 2) Outstanding net book value balance shown $1.1 Billion2 - 28% of Total Loans $363 Million2 - 9% of Total Loans

$9,735 $8,995 $9,975 $12,619 $10,088 0.20% 0.18% 0.20% 0.26% 0.19% - 0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 4Q23 1Q24 2Q24 3Q24 4Q24 Nonperforming Loans OREO & Other Repos Nonperforming Assets / Total Assets 280% 275% 277% 288% 303% 72% 70% 63% 67% 76% 0% 50% 100% 150% 200% 250% 150% 170% 190% 210% 230% 250% 270% 290% 310% 330% 350% 4Q23 1Q24 2Q24 3Q24 4Q24 CRE Loans / Capital C&D Loans / Capital $13,998 $10,832 $10,430 $13,903 $15,248 0.41% 0.31% 0.29% 0.37% 0.39% - 0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 $20, 000 4Q23 1Q24 2Q24 3Q24 4Q24 Total Delinquent & Nonaccrual Loans & Leases Total Delinquent & Nonaccrual Loans & Leases / Total Loans & Leases 0.37% 0.31% 0.28% 0.27% 0.30% 0.04% 0.09% 0.05% 0.15% 0.02% - 0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 4Q23 1Q24 2Q24 3Q24 4Q24 Classified Loans and Leases / Total Loans & Leases Net Chargeoffs $35,066 $34,203 $34,690 $35,609 $37,423 1.02% 0.98% 0.97% 0.96% 0.96% 0.00% 0.50% 1.00% 1.50% 2.00% $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 $20, 000 $22, 000 $24, 000 $26, 000 $28, 000 $30, 000 $32, 000 $34, 000 $36, 000 $38, 000 $40, 000 $42, 000 $44, 000 $46, 000 $48, 000 $50, 000 4Q23 1Q24 2Q24 3Q24 4Q24 Allowance for Credit Losses (ACL) ACL / Loans HFI 12 Credit Quality Delinquent and Nonaccruals / Total Loans Nonperforming Assets Commercial Real Estate Concentration ASSET QUALITY: STRONG UNDERWRITING PAYS DIVIDENDS $ in Thousands, unless otherwise indicated Allowance Reconciliation

21% 21% 21% 20% 21% 24% 23% 23% 19% 18% 42% 44% 44% 43% 44% 13% 12% 12% 18% 18% $4,268 $4,394 $4,317 $4,322 $4,686 4Q23 1Q24 2Q24 3Q24 4Q24 Noninterest Demand Interest-Bearing Demand Money Market and Savings Time Deposits $2,047 $2,805 $4,022 $4,077 $4,268 $4,394 $4,317 $4,322 $4,686 2.00% 2.52% 2.56% 2.54% 2.43% 0. 00% 1. 00% 2. 00% 3. 00% 4. 00% 5. 00% $- $500 $1, 000 $1, 500 $2, 000 $2, 500 $3, 000 $3, 500 $4, 000 $4, 500 $5, 000 2019Y 2020Y 2021Y 2022Y 2023Y 1Q24 2Q24 3Q24 4Q24 $3,906 13 DEPOSIT PORTFOLIO: DEFENDING DEPOSIT MARKET SHARE Total Deposits Loans to Deposits Ratio of 83% $ in Millions, unless otherwise indicated Average Total Deposit Cost Deposit Composition Complexion Change as Cost Optimization Occurs

$131 $144 $4 $44 $42 $119 $42 $73 $39 $- $- $50 $100 $150 $200 $250 $300 UST/Agency MBS Fixed ARM CMO Fixed CMO Float Agen CMBS Small Bus Municipal Corporate CDs 2.79% 2.94% 3.60% 3.59% 3.54% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 4Q23 1Q24 2Q24 3Q24 4Q24 Sec. Yield (AFS/HTM) 14 SECURITIES DETAIL: STABLE CASHFLOW WITH INCREASING YIELDS $ in Millions, unless otherwise indicated Portfolio Summary Weighted Average Portfolio Yield Portfolio Mix by Book Value Risk Adverse Portfolio Designed for Liquidity $637 Million Book Value 3.35% Book Yield ($48) Million Unrealized Loss • ($30) Million in Available-for-Sale Securities (AFS) • ($18) Million in Held-to-Maturity (HTM) 5.3 Year Average Life 3.3 Year Effective Duration 82% / 18% (AFS / HTM) 1 1) Based on the weighted average of the AFS & HTM securities portfolio. Yields related to investment securities exempt from income taxes are stated on a taxable-equivalent basis assuming a federal income tax rate of 21.0%

15 REPRICING SCHEDULE: YIELD ENHANCEMENT ON THE HORIZON $158 Million in Fixed Rate Loans Yielding 4.72% Maturing by 2025 Year End $88 Million in Adjustable-Rate Loans Yielding 6.50% Maturing or Repricing by 2025 Year End $53 Million in Investment Portfolio Principal Cash Flow Yielding 3.75% Returning by 2025 Year End 2028 & ($ in millions) 1Q25 2Q25 3Q25 4Q25 2026 2027 Beyond Loan Repricing Schedule: Fixed Rate Loans $ 37 $ 32 $ 23 $ 66 $ 313 $ 383 $ 1,107 Weighted Average Yield 5.21% 4.95% 4.84% 4.30% 5.00% 5.17% 5.26% Adjustable Rate Loans $ 12 $ 27 $ 25 $ 24 $ 128 $ 111 $ 334 Weighted Average Yield 7.22% 6.83% 6.14% 6.14% 4.40% 4.55% 6.07% Investment Cashflow Schedule: Principal Cashflow $ 13 $ 14 $ 13 $ 12 $ 58 $ 85 $ 425 Yield Roll-Off 3.84% 3.74% 3.71% 3.72% 3.14% 2.41% 3.57% Quarterly FYE

105% 97% Peer Average SMBK 89% 83% Peer Average SMBK 16 LIQUIDITY OVERVIEW: PRUDENTLY MANAGING LIQUIDITY 1) Peer average based on most recently reported period results for each peer; peers include major exchange traded banks in the Southeast with assets between $2.0 billion and $8.0 billion 2) FRB discount window borrowing capacity shown as of December 31, 2024 Source: S&P Global Loan + Securities / Deposit Ratio (Most Recent Quarter Period End) Loan / Deposit Ratio (Most Recent Quarter Period End) Other Liquidity Sources Access to a Variety of Funding Robust Liquidity on Hand $1.4 Billion in Untapped Liquidity Sources $545 Million in On-Balance Sheet Liquidity 1.2x Liquidity to Uninsured Deposit Ratio 1 1 $ in Millions, unless otherwise indicated 2 Total Amount Net Available Used Availability Current On-Balance Sheet: Cash & Cash Equiv. $388 $0 $388 Unpledged Securities 158 0 158 Available Sources of Liquidity: Fed Funds 96 0 96 FHLB 519 212 307 FRB 428 0 428 HC LoC 35 4 31 Total Liquidity $1,623 $216 $1,407

$31,517 $31,721 $32,814 $35,032 $37,783 $7,579 $7,034 $7,321 $9,139 $8,966 $39,096 $38,755 $40,135 $44,171 $46,749 2.86% 2.85% 2.97% 3.11% 3.24% $18, 000 $23, 000 $28, 000 $33, 000 $38, 000 $43, 000 $48, 000 2.60% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% 4Q23 1Q24 2Q24 3Q24 4Q24 Net Interest Income Operating Noninterest Income Net Interest Margin (FTE) $352 $478 $343 $193 $388 $690 $655 $630 $629 $609 14.3% 13.2% 12.9% 12.8% 11.5% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% $- $100 $200 $300 $400 $500 $600 $700 $800 $900 4Q23 1Q24 2Q24 3Q24 4Q24 Cash and Cash Equiv. Securities (AFS/HTM) Securities (AFS/HTM) / Total Assets 17 LIQUIDITY MANAGEMENT: MARGIN INFLECTION UNDERWAY Cash and Securities Margin / Operating Revenue2 1) Based on the weighted average of the AFS/HTM securities portfolio. Yields related to investment securities exempt from income taxes are stated on a taxable-equivalent basis assuming a federal income tax rate of 21.0% 2) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 2 $ in Millions, unless otherwise indicated $ in Thousands, unless otherwise indicated 4Q23 1Q24 2Q24 3Q24 4Q24 Cash Yield 5.52% 5.53% 5.52% 5.41% 4.67% Sec. Yield (AFS & HTM)1 2.79% 2.94% 3.60% 3.59% 3.54% Loans (less Accr. & Fees) 5.61% 5.71% 5.80% 5.95% 5.95% Loan Accr. & Fees 0.07% 0.11% 0.06% 0.07% 0.09% Loan Yield (incl. Accr. & Fees) 5.68% 5.82% 5.87% 6.02% 6.04% IE Asset Yield 5.22% 5.36% 5.52% 5.65% 5.64% Net Interest Margin (FTE) 2.86% 2.85% 2.97% 3.11% 3.24%

INTEREST RATE SENSITIVITY

SmartFinancial

$ in Millions, unless otherwise indicated

Fixed vs. Variable Rate Loans

$2.0 Billion Fixed Rate Loans

$1.9 Billion Variable Rate Loans

- **$1.3** Billion Short-Term Variable Rate (Resetting within 1 - 3 Months)
- **$661** Million Long-Term Variable Rate (Resets > 3 Months)



$661
17%
$1,963
50%
$1,281
33%
Fixed Rate
LT Variable
ST Variable

$ in Thousands, unless otherwise indicated

Static Shock / Rate Ramp Analysis[1]



Interest Income % Change
$(203), -0.1%
$(45), 0.0%
$(845), -0.5%
Shock -200bps
Shock -100bps
Shock +100bps



Interest Income % Change
$453 , 0.3%
$196 , 0.1%
$(596), -0.4%
Ramp -200bps
Ramp -100bps
Ramp +100bps

1) Based on 12-month static rate shock and ramp analysis as of 12/31/24. These estimates of changes in SmartFinancial's net interest income require us to make certain assumptions including loan and mortgage-related investment prepayment speeds, reinvestment rate, deposit maturities and decay rates. These assumptions are inherently uncertain and, as a result, we cannot precisely predict the impact of changes in interest rates on net interest income. Although our analysis provides an indication of our interest rate risk exposure at a particular point in time, such estimates are not intended to, and do not, provide a precise forecast of the effect of changes in market interest rates and will differ from actual results

18

$7,579 $7,034 $7,321 $9,139 $8,966 4Q23 1Q24 2Q24 3Q24 4Q24 Service Charges on Deposit Accounts Mortgage Banking Income Investment Services Income Insurance Commissions Interchange Fees Other Noninterest Income 19 NONINTEREST REVENUE DETAILS: GROWING FEE INCOME Operating Noninterest Income1 Focused on Recurring Fee Income 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix Differentiated Revenue Streams Building a Family of Diversified Revenue Generators $ in Thousands, unless otherwise indicated

73% 73% 72% 69% 69% 4Q23 1Q24 2Q24 3Q24 4Q24 Operating Efficiency Ratio $28,770 $28,553 $29,201 $30,846 $32,291 4Q23 1Q24 2Q24 3Q24 4Q24 Salaries & Benefits Occupancy & Equipment Data Processing & Technology Professional Services Amortization of Intangibles Other Noninterest Expense 20 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix OPERATING EXPENSE: FOCUS ON EXPENSE CONTAINMENT Operating Efficiency Ratio1 Operating Noninterest Expense1 1 $ in Thousands, unless otherwise indicated

7.5% 7.4% 7.7% 8.0% 7.5% 4Q23 1Q24 2Q24 3Q24 4Q24 10.2% 10.2% 10.1% 10.1% 9.8% 4Q23 1Q24 2Q24 3Q24 4Q24 8.3% 8.2% 8.3% 8.4% 8.3% 4Q23 1Q24 2Q24 3Q24 4Q24 11.9% 11.9% 11.7% 11.6% 11.2% 4Q23 1Q24 2Q24 3Q24 4Q24 $16.82 $17.92 $19.26 $19.09 $20.76 $22.85 $16.80 $17.77 $19.17 $21.18 $22.29 $24.25 $8. 00 $10. 00 $12. 00 $14. 00 $16. 00 $18. 00 $20. 00 $22. 00 $24. 00 2019Y 2020Y 2021Y 2022Y 2023Y 4Q24 TBV Per Share Adj. TBV Per Share (Excl. AOCI) CAPITAL: WELL CAPITALIZED – BUILDING BOOK VALUE 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 21 Note: Capital ratio data as of the most recent period ended 12/31/24 TCE / TA1 CET1 Ratio Total Capital Ratio Leverage Ratio Basel III Regulatory Capital Minimum To Be Considered “Well Capitalized” Building Shareholder Value Tangible Book Value Per Share (TBVPS)1 $7.44 TBVPS1 Created 2019 – 2024 (Excluding Accumulated Other Comprehensive Income) $0.08 2024 Per Share Quarterly Dividend 5% Well Capitalized 10% Well Capitalized 6.5% Well Capitalized 1 1

WHY SMARTBANK: INVESTMENT HIGHLIGHTS 22 Franchise Scarcity Value – Building Southeast Density Engaged Management Team Stable Markets Experiencing Population Expansion Valuable Deposit Base Growing Business Lines with Revenue Diversification Solid Credit Quality and Underwriting History of Defending Book Value and Delivering Shareholder Value $

APPENDIX 23

3Q24 4Q23 ($ in thousands, except per share data) 4Q24 3Q24 4Q23 % Chg. % Chg. Net Interest Income $ 37,783 $ 35,032 $ 31,517 8% 20% Provision for Credit Losses 2,135 2,575 1,571 Noninterest Income 9,030 9,139 7,579 (1%) 19% Noninterest Expense 32,291 30,846 29,695 5% 9% Income Tax Expense 2,747 1,610 1,640 Net Income (GAAP) $ 9,640 $ 9,140 $ 6,190 5% 56% Non-GAAP Reconciliations Noninterest Income (64) - - Noninterest Expense - - 925 Income Tax Effect Of Adjustments 17 - (239) Operating Earnings (Non-GAAP) $ 9,593 $ 9,140 $ 6,876 5% 40% Operating PPNR Earnings (Non-GAAP) $ 14,458 $ 13,325 $ 10,326 9% 40% 3Q24 4Q23 Non-GAAP Performance Metrics 4Q24 3Q24 4Q23 % Chg. % Chg. Diluted Operating Earnings Per Share $ 0.57 $ 0.54 $ 0.41 5% 40% Tangible Book Value Per Common Share $ 22.85 $ 22.67 $ 20.76 1% 10% Operating Return on Average Assets 0.75% 0.74% 0.57% Operating PPNR Return on Average Assets 1.13% 1.08% 0.86% Operating Return on Average Tang. Common Equity 9.9% 9.7% 8.0% Operating Efficiency Ratio 68.6% 69.3% 73.4% 4Q24 vs. 4Q24 vs. 24 Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix; percentage change may differ due to rounding INCOME STATEMENT: DETAILED FOURTH QUARTER RESULTS

NON-GAAP RECONCILIATION

SmartFinancial

$ in Thousands, unless otherwise indicated

	4Q24	3Q24	2Q24	1Q24	4Q23	3Q23	2Q23	1Q23
Operating Earnings								
Net Income (GAAP)	$ 9,641	$ 9,140	$ 8,003	$ 9,358	$ 6,190	$ 2,067	$ 8,836	$ 11,500
Noninterest Income:								
Securities (Gains) Losses	(64)	-	-	-	-	6,801	-	-
Gain on Sale of Branch Building	-	-	(283)	(1,346)	-	-	-	-
Noninterest Expenses:								
Donation of a Former Branch Location	-	-	-	-	250	-	-	-
Accruals For Pending Litigation	-	-	-	-	675	-	-	-
Merger Related And Restructuring Expenses	-	-	-	-	-	110	-	-
Income Taxes:								
Income Tax Effect Of Adjustments	17	-	73	348	(239)	(1,785)	-	-
Operating Earnings (Non-GAAP)	$ 9,594	$ 9,140	$ 7,793	$ 8,360	$ 6,876	$ 7,193	$ 8,836	$ 11,500
Operating Earnings Per Common Share (Non-GAAP):								
Basic	$ 0.57	$ 0.55	$ 0.47	$ 0.50	$ 0.41	$ 0.43	$ 0.53	$ 0.69
Diluted	0.57	0.54	0.46	0.49	0.41	0.43	0.52	0.68
Operating Noninterest Income								
Noninterest Income (GAAP)	$ 9,030	$ 9,139	$ 7,604	$ 8,380	$ 7,579	$ 691	$ 7,130	$ 6,925
Securities (Gains) Losses	(64)	-	-	-	-	6,801	-	-
Gain on Sale of Branch Building	-	-	(283)	(1,346)	-	-	-	-
Operating Noninterest Income (Non-GAAP)	$ 8,966	$ 9,139	$ 7,321	$ 7,034	$ 7,579	$ 7,492	$ 7,130	$ 6,925
Mortgage Banking Income	(541)	(410)	(348)	(280)	(227)	(309)	(332)	(172)
Operating Noninterest Income Excluding Mtg. Banking (Non-GAAP)	$ 8,425	$ 8,729	$ 6,973	$ 6,754	$ 7,352	$ 7,183	$ 6,798	$ 6,753
Operating Noninterest Expense								
Noninterest Expense (GAAP)	$ 32,291	$ 30,846	$ 29,201	$ 28,553	$ 29,695	$ 28,516	$ 27,410	$ 27,529
Donation of a Former Branch Location	-	-	-	-	(250)	-	-	-
Accruals For Pending Litigation	-	-	-	-	(675)	-	-	-
Merger Related And Restructuring Expenses	-	-	-	-	-	(110)	-	-
Operating Noninterest Expense (Non-GAAP)	$ 32,291	$ 30,846	$ 29,201	$ 28,553	$ 28,770	$ 28,406	$ 27,410	$ 27,529
Operating Revenue								
Net Interest Income (GAAP)	$ 37,783	$ 35,032	$ 32,814	$ 31,721	$ 31,517	$ 31,006	$ 31,575	$ 35,982
Operating Noninterest Income (Non-GAAP)	8,966	9,139	7,321	7,034	7,579	7,492	7,130	6,925
Operating Revenue (Non-GAAP)	46,749	44,171	40,135	38,755	39,096	38,498	38,705	42,907
Operating Pre-Provision Net Revenue ("PPNR") Earnings								
Operating Revenue (Non-GAAP)	$ 46,749	$ 44,171	$ 40,135	$ 38,755	$ 39,096	$ 38,498	$ 38,705	$ 42,907
Operating Noninterest Expense (Non-GAAP)	(32,291)	(30,846)	(29,201)	(28,553)	(28,770)	(28,406)	(27,410)	(27,529)
Operating PPNR Earnings (Non-GAAP)	$ 14,458	$ 13,325	$ 10,934	$ 10,202	$ 10,326	$ 10,092	$ 11,295	$ 15,378
Non-GAAP Return Ratios								
Operating Return On Average Assets (Non-GAAP)[1]	0.75%	0.74%	0.64%	0.69%	0.57%	0.60%	0.75%	0.97%
Operating PPNR Return On Average Assets (Non-GAAP)[2]	1.13%	1.08%	0.90%	0.84%	0.86%	0.84%	0.96%	1.30%
Return On Average Tangible Common Equity (Non-GAAP)[3]	9.99%	9.75%	8.94%	10.62%	7.18%	2.43%	10.57%	14.45%
Operating Return On Average Shareholders' Equity (Non-GAAP)[4]	7.80%	7.60%	6.72%	7.29%	6.07%	6.41%	7.98%	10.79%
Operating Return On Average Tangible Common Equity (Non-GAAP)[5]	9.94%	9.75%	8.70%	9.49%	7.98%	8.46%	10.57%	14.45%
Operating Efficiency Ratio								
Efficiency Ratio (GAAP)	68.98%	69.83%	72.25%	71.20%	75.95%	89.96%	70.82%	64.16%
Adjustment For Taxable Equivalent Yields	(0.49%)	(0.55%)	(0.63%)	(0.17%)	(0.18%)	(0.27%)	(0.18%)	(0.14%)
Adjustment For Securities (Gains) Losses	0.09%	-	-	-	-	(15.89%)	-	-
Adjustment For Sale of Branch Building	-	-	0.51%	2.46%	-	-	-	-
Adjustment For Donation of a Former Branch Location	-	-	-	-	(0.64%)	-	-	-
Adjustment For Accruals For Pending Litigation	-	-	-	-	(1.72%)	-	-	-
Adjustment For Merger Expenses	-	-	-	-	-	(0.20%)	-	-
Operating Efficiency Ratio (Non-GAAP)	68.58%	69.28%	72.13%	73.50%	73.41%	73.60%	70.64%	64.02%

1. *Operating return on average assets (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average assets.*
2. *Operating PPNR return on average assets (Non-GAAP) is the annualized operating PPNR earnings (Non-GAAP) divided by average assets.*
3. *Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP).*
4. *Operating return on average shareholders' equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average shareholder equity.*
5. *Operating return on average tangible common equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP).*

Note: Totals may not add due to rounding

25

NON-GAAP RECONCILIATION

SmartFinancial

$ in Thousands, unless otherwise indicated

	4Q22	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21
Operating Earnings								
Net Income (GAAP)	$ 13,004	$ 11,543	$ 10,215	$ 8,259	$ 6,655	$ 9,600	$ 8,778	$ 9,756
Noninterest Income:								
Securities (Gains) Losses	(144)	-	-	-	-	(45)	-	-
Gain on Sale of Branch Building	-	-	-	-	-	-	-	-
Noninterest Expenses:								
Donation of a Former Branch Location	-	-	-	-	-	-	-	-
Accruals For Pending Litigation	-	-	-	-	-	-	-	-
Merger Related And Restructuring Expenses	(45)	87	81	439	2,762	464	372	103
Income Taxes:								
Income Tax Effect Of Adjustments	49	(22)	(21)	(113)	(713)	(108)	(96)	(27)
Operating Earnings (Non-GAAP)	$ 12,864	$ 11,608	$ 10,275	$ 8,585	$ 8,704	$ 9,911	$ 9,054	$ 9,832
Operating Earnings Per Common Share (Non-GAAP):								
Basic	$ 0.77	$ 0.69	$ 0.61	$ 0.51	$ 0.52	$ 0.64	$ 0.60	$ 0.65
Diluted	0.76	0.69	0.61	0.51	0.52	0.63	0.60	0.65
Operating Noninterest Income								
Noninterest Income (GAAP)	$ 7,125	$ 6,250	$ 7,229	$ 7,111	$ 6,806	$ 6,309	$ 5,143	$ 5,691
Securities (Gains) Losses	(144)	-	-	-	-	(45)	-	-
Gain on Sale of Branch Building	-	-	-	-	-	-	-	-
Operating Noninterest Income (Non-GAAP)	$ 6,981	$ 6,250	$ 7,229	$ 7,111	$ 6,806	$ 6,264	$ 5,143	$ 5,691
Mortgage Banking Income	(77)	(170)	(471)	(834)	(803)	(994)	(1,105)	(1,139)
Operating Noninterest Income Excluding Mtg. Banking (Non-GAAP)	$ 6,904	$ 6,080	$ 6,758	$ 6,277	$ 6,003	$ 5,270	$ 4,038	$ 4,552
Operating Noninterest Expense								
Noninterest Expense (GAAP)	$ 27,416	$ 27,230	$ 25,926	$ 25,718	$ 27,823	$ 23,309	$ 20,797	$ 19,464
Donation of a Former Branch Location	-	-	-	-	-	-	-	-
Accruals For Pending Litigation	-	-	-	-	-	-	-	-
Merger Related And Restructuring Expenses	45	(87)	(81)	(439)	(2,762)	(464)	(372)	(103)
Operating Noninterest Expense (Non-GAAP)	$ 27,461	$ 27,143	$ 25,845	$ 25,279	$ 25,061	$ 22,845	$ 20,425	$ 19,361
Operating Revenue								
Net Interest Income (GAAP)	$ 37,612	$ 36,708	$ 33,062	$ 30,118	$ 29,855	$ 30,382	$ 26,897	$ 26,260
Operating Noninterest Income (Non-GAAP)	6,981	6,250	7,229	7,111	6,806	6,264	5,143	5,691
Operating Revenue (Non-GAAP)	44,593	42,958	40,291	37,229	36,661	36,646	32,040	31,951
Operating Pre-Provision Net Revenue ("PPNR") Earnings								
Operating Revenue (Non-GAAP)	$ 44,593	$ 42,958	$ 40,291	$ 37,229	$ 36,661	$ 36,646	$ 32,040	$ 31,951
Operating Noninterest Expense (Non-GAAP)	(27,461)	(27,143)	(25,845)	(25,279)	(25,061)	(22,845)	(20,425)	(19,361)
Operating PPNR Earnings (Non-GAAP)	$ 17,132	$ 15,815	$ 14,446	$ 11,950	$ 11,600	$ 13,801	$ 11,615	$ 12,590
Non-GAAP Return Ratios								
Operating Return On Average Assets (Non-GAAP)[1]	1.10%	0.96%	0.88%	0.76%	0.77%	1.00%	1.01%	1.19%
Operating PPNR Return On Average Assets (Non-GAAP)[2]	1.46%	1.30%	1.23%	1.05%	1.03%	1.39%	1.30%	1.52%
Return On Average Tangible Common Equity (Non-GAAP)[3]	16.65%	14.36%	13.02%	10.39%	8.18%	12.84%	12.54%	14.41%
Operating Return On Average Shareholders' Equity (Non-GAAP)[4]	12.15%	10.83%	9.82%	8.14%	8.09%	10.01%	9.83%	11.05%
Operating Return On Average Tangible Common Equity (Non-GAAP)[5]	16.47%	14.44%	13.09%	10.80%	10.70%	13.26%	12.93%	14.53%
Operating Efficiency Ratio								
Efficiency Ratio (GAAP)	61.28%	63.39%	64.35%	69.08%	75.89%	63.53%	64.91%	60.92%
Adjustment For Taxable Equivalent Yields	(0.22%)	(0.25%)	(0.27%)	(0.31%)	(0.32%)	(0.25%)	(0.30%)	(0.28%)
Adjustment For Securities (Gains) Losses	0.20%	-	-	-	-	(0.08%)	-	-
Adjustment For Sale of Branch Building	-	-	-	-	-	-	-	-
Adjustment For Donation of a Former Branch Location	-	-	-	-	-	-	-	-
Adjustment For Accruals For Pending Litigation	-	-	-	-	-	-	-	-
Adjustment For Merger Expenses	0.10%	(0.21%)	(0.20%)	(1.17%)	(7.50%)	(1.10%)	(1.15%)	(0.32%)
Operating Efficiency Ratio (Non-GAAP)	61.36%	62.93%	63.88%	67.60%	68.07%	62.09%	63.46%	60.32%

1. Operating return on average assets (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average assets.
2. Operating PPNR return on average assets (Non-GAAP) is the annualized operating PPNR earnings (Non-GAAP) divided by average assets.
3. Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP).
4. Operating return on average shareholders' equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average shareholder equity.
5. Operating return on average tangible common equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP).

Note: Totals may not add due to rounding

26

NON-GAAP RECONCILIATION

SmartFinancial

$ in Thousands, unless otherwise indicated

	2024Y	2023Y	2022Y
Operating Earnings			
Net Income (GAAP)	$ 36,141	$ 28,593	$ 43,022
Noninterest Income:			
Securities (Gains) Losses	(64)	6,801	(144)
Gain on Sale of Branch Building	(1,629)	-	-
Noninterest Expenses:			
Donation of a Former Branch Location	-	250	-
Accruals For Pending Litigation	-	675	-
Merger Related And Restructuring Expenses	-	110	562
Income Taxes:			
Income Tax Effect Of Adjustments	437	(2,024)	(108)
Operating Earnings (Non-GAAP)	$ 34,885	$ 34,405	$ 43,332
Operating Earnings Per Common Share (Non-GAAP):			
Basic	$ 2.08	$ 2.05	$ 2.59
Diluted	2.07	2.03	2.57
Operating Noninterest Income			
Noninterest Income (GAAP)	$ 34,152	$ 22,325	$ 27,715
Securities (Gains) Losses	(64)	6,801	(144)
Gain on Sale of Branch Building	(1,629)	-	-
Operating Noninterest Income (Non-GAAP)	$ 32,459	$ 29,126	$ 27,571
Mortgage Banking Income	(1,579)	(1,040)	(1,552)
Operating Noninterest Income Excluding Mtg. Banking (Non-GAAP)	$ 30,880	$ 28,086	$ 26,019
Operating Noninterest Expense			
Noninterest Expense (GAAP)	$ 120,890	$ 113,150	$ 106,290
Donation of a Former Branch Location	-	(250)	-
Accruals For Pending Litigation	-	(675)	-
Merger Related And Restructuring Expenses	-	(110)	(562)
Operating Noninterest Expense (Non-GAAP)	$ 120,890	$ 112,115	$ 105,728
Operating Revenue			
Net Interest Income (GAAP)	$ 137,350	$ 130,080	$ 137,501
Operating Noninterest Income (Non-GAAP)	32,459	29,126	27,571
Operating Revenue (Non-GAAP)	169,809	159,206	165,072
Operating Pre-Provision Net Revenue ("PPNR") Earnings			
Operating Revenue (Non-GAAP)	$ 169,809	$ 159,206	$ 165,072
Operating Noninterest Expense (Non-GAAP)	(120,890)	(112,115)	(105,728)
Operating PPNR Earnings (Non-GAAP)	$ 48,919	$ 47,091	$ 59,344
Non-GAAP Return Ratios			
Operating Return On Average Assets (Non-GAAP)[1]	0.71%	0.72%	0.92%
Operating PPNR Return On Average Assets (Non-GAAP)[2]	0.99%	0.99%	1.27%
Return On Average Tangible Common Equity (Non-GAAP)[3]	9.82%	8.55%	13.60%
Operating Return On Average Shareholders' Equity (Non-GAAP)[4]	7.36%	7.77%	10.24%
Operating Return On Average Tangible Common Equity (Non-GAAP)[5]	9.48%	10.29%	13.69%
Operating Efficiency Ratio			
Efficiency Ratio (GAAP)	70.49%	74.24%	64.33%
Adjustment For Taxable Equivalent Yields	(0.46%)	(0.18%)	(0.26%)
Adjustment For Securities (Gains) Losses	0.03%	(3.17%)	0.06%
Adjustment For Sale of Branch Building			
Adjustment For Donation of a Former Branch Location	-	(0.16%)	-
Adjustment For Accruals For Pending Litigation	-	(0.44%)	-
Adjustment For Merger Expenses	-	(0.03%)	(0.34%)
Operating Efficiency Ratio (Non-GAAP)	70.72%	70.26%	63.79%

1. Operating return on average assets (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average assets.
2. Operating PPNR return on average assets (Non-GAAP) is the annualized operating PPNR earnings (Non-GAAP) divided by average assets.
3. Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP).
4. Operating return on average shareholders' equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average shareholder equity.
5. Operating return on average tangible common equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP).

Note: Totals may not add due to rounding

27

NON-GAAP RECONCILIATION

SmartFinancial

$ in Thousands, unless otherwise indicated

	4Q24	3Q24	2Q24	1Q24	4Q23	3Q23	2Q23	1Q23
Tangible Common Equity:								
Shareholders' Equity (GAAP)	$ 491,461	$ 489,023	$ 472,465	$ 466,796	$ 459,886	$ 446,652	$ 444,847	$ 443,399
Less Goodwill And Other Intangible Assets	104,723	105,324	105,929	106,537	107,148	107,792	108,439	109,114
Tangible Common Equity (Non-GAAP)	$ 386,738	$ 383,699	$ 366,536	$ 360,259	$ 352,738	$ 338,860	$ 336,408	$ 334,285
Average Tangible Common Equity:								
Average Shareholders' Equity (GAAP)	$ 489,172	$ 478,642	$ 466,371	$ 461,148	$ 449,526	$ 445,432	$ 444,283	$ 432,382
Less Goodwill And Other Intangible Assets	105,093	105,701	106,301	106,920	107,551	108,194	108,851	109,537
Average Tangible Common Equity (Non-GAAP)	$ 384,079	$ 372,941	$ 360,070	$ 354,228	$ 341,975	$ 337,238	$ 335,432	$ 322,845
Tangible Book Value Per Common Share:								
Book Value Per Common Share (GAAP)	$ 29.04	$ 28.89	$ 27.91	$ 27.37	$ 27.07	$ 26.28	$ 26.16	$ 26.08
Adjustment Due To Goodwill And Other Intangible Assets	(6.19)	(6.22)	(6.25)	(6.25)	(6.31)	(6.34)	(6.38)	(6.42)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 22.85	$ 22.67	$ 21.66	$ 21.12	$ 20.76	$ 19.94	$ 19.78	$ 19.66
Tangible Common Equity To Tangible Assets:								
Total Assets (GAAP)	$ 5,275,904	$ 4,908,934	$ 4,891,009	$ 4,954,690	$ 4,829,387	$ 4,797,171	$ 4,745,800	$ 4,769,805
Less Goodwill And Other Intangibles	104,723	105,324	105,929	106,537	107,148	107,792	108,439	109,114
Tangible Assets (Non-GAAP)	$ 5,171,181	$ 4,803,610	$ 4,785,080	$ 4,848,153	$ 4,722,239	$ 4,689,379	$ 4,637,361	$ 4,660,691
Tangible Common Equity To Tangible Assets (Non-GAAP):	7.48%	7.99%	7.66%	7.43%	7.47%	7.23%	7.25%	7.17%

1. Tangible book value per share (Non-GAAP) is computed by dividing total stockholder's equity, less goodwill and other intangible assets, by common shares outstanding.
Note: Totals may not add due to rounding

28

NON-GAAP RECONCILIATION

SmartFinancial

$ in Thousands, unless otherwise indicated

	4Q22	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21
Tangible Common Equity:								
Shareholders' Equity (GAAP)	$ 432,452	$ 414,711	$ 420,427	$ 420,042	$ 429,430	$ 424,720	$ 373,393	$ 364,058
Less Goodwill And Other Intangible Assets	109,772	110,460	104,582	105,215	105,852	104,930	90,966	86,350
Tangible Common Equity (Non-GAAP)	$ 322,680	$ 304,251	$ 315,845	$ 314,827	$ 323,578	$ 319,790	$ 282,427	$ 277,708
Average Tangible Common Equity:								
Average Shareholders' Equity (GAAP)	$ 420,037	$ 425,365	$ 419,726	$ 427,945	$ 426,808	$ 392,798	$ 369,325	$ 360,919
Less Goodwill And Other Intangible Assets	110,206	106,483	104,986	105,617	104,193	96,250	88,551	86,424
Average Tangible Common Equity (Non-GAAP)	$ 309,831	$ 318,882	$ 314,740	$ 322,328	$ 322,615	$ 296,548	$ 280,774	$ 274,495
Tangible Book Value Per Common Share:								
Book Value Per Common Share (GAAP)	$ 25.59	$ 24.56	$ 24.88	$ 24.86	$ 25.56	$ 25.28	$ 24.71	$ 24.10
Adjustment Due To Goodwill And Other Intangible Assets	(6.50)	(6.54)	(6.19)	(6.23)	(6.30)	(6.25)	(6.02)	(5.71)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 19.09	$ 18.02	$ 18.69	$ 18.64	$ 19.26	$ 19.03	$ 18.69	$ 18.39
Tangible Common Equity To Tangible Assets:								
Total Assets (GAAP)	$ 4,637,498	$ 4,796,911	$ 4,788,113	$ 4,718,579	$ 4,611,579	$ 4,384,031	$ 3,654,356	$ 3,557,203
Less Goodwill And Other Intangibles	109,772	110,460	104,582	105,215	105,852	104,930	90,966	86,350
Tangible Assets (Non-GAAP)	$ 4,527,726	$ 4,686,451	$ 4,683,531	$ 4,613,364	$ 4,505,727	$ 4,279,101	$ 3,563,390	$ 3,470,853
Tangible Common Equity To Tangible Assets (Non-GAAP):	7.13%	6.49%	6.74%	6.82%	7.18%	7.47%	7.93%	8.00%

1. *Tangible book value per share (Non-GAAP) is computed by dividing total stockholder's equity, less goodwill and other intangible assets, by common shares outstanding.*

Note: Totals may not add due to rounding

29

NON-GAAP RECONCILIATION 1. Tangible book value per share (Non-GAAP) is computed by dividing total stockholder’s equity, less goodwill and other intangible assets, by common shares outstanding. 30 Note: Totals may not add due to rounding $ in Thousands, unless otherwise indicated 2024Y 2023Y 2022Y Tangible Common Equity: Shareholders' Equity (GAAP) $ 491,461 $ 459,886 $ 432,452 Less Goodwill And Other Intangible Assets 104,723 107,148 109,772 Tangible Common Equity (Non-GAAP) $ 386,738 $ 352,738 $ 322,680 Average Tangible Common Equity: Average Shareholders' Equity (GAAP) $ 473,888 $ 442,960 $ 423,252 Less Goodwill And Other Intangible Assets 106,000 108,527 106,834 Average Tangible Common Equity (Non-GAAP) $ 367,888 $ 334,433 $ 316,418 Tangible Book Value Per Common Share: Book Value Per Common Share (GAAP) $ 29.04 $ 27.07 $ 25.59 Adjustment Due To Goodwill And Other Intangible Assets (6.19) (6.31) (6.50) Tangible Book Value Per Common Share (Non-GAAP)(1) $ 22.85 $ 20.76 $ 19.09 Tangible Common Equity To Tangible Assets: Total Assets (GAAP) $ 5,275,904 $ 4,829,387 $ 4,637,498 Less Goodwill And Other Intangibles 104,723 107,148 109,772 Tangible Assets (Non-GAAP) $ 5,171,181 $ 4,722,239 $ 4,527,726 Tangible Common Equity To Tangible Assets (Non-GAAP): 7.48% 7.47% 7.13%

NON-GAAP RECONCILIATION

SmartFinancial

$ in Thousands, unless otherwise indicated

	4Q24	3Q24	2Q24	1Q24	4Q23	3Q23	2Q23	1Q23
Tangible Common Equity (Excluding AOCI):								
Shareholders' Equity (GAAP)	$ 491,461	$ 489,023	$ 472,465	$ 466,796	$ 459,886	$ 446,652	$ 444,847	$ 443,399
Less Goodwill And Other Intangible Assets	104,723	105,324	105,929	106,537	107,148	107,792	108,439	109,114
Tangible Common Equity (Non-GAAP)	$ 386,738	$ 383,699	$ 366,536	$ 360,259	$ 352,738	$ 338,860	$ 336,408	$ 334,285
Less Adjustment Due to AOCI (Loss)	(23,671)	(17,349)	(25,798)	(27,425)	(25,907)	(34,156)	(35,017)	(28,620)
Tangible Common Equity (Excl. AOCI) (Non-GAAP)	$ 410,409	$ 401,048	$ 392,334	$ 387,684	$ 378,645	$ 373,016	$ 371,425	$ 362,905
Tangible Book Value Per Common Share (Excluding AOCI):								
Book Value Per Common Share (GAAP)	$ 29.04	$ 28.89	$ 27.91	$ 27.37	$ 27.07	$ 26.28	$ 26.16	$ 26.08
Adjustment Due To Goodwill And Other Intangible Assets	(6.19)	(6.22)	(6.25)	(6.25)	(6.31)	(6.34)	(6.38)	(6.42)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 22.85	$ 22.67	$ 21.66	$ 21.12	$ 20.76	$ 19.94	$ 19.78	$ 19.66
Less Adjustment Due to AOCI (Loss)	(1.40)	(1.02)	(1.52)	(1.61)	(1.52)	(2.01)	(2.06)	(1.68)
Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP)	$ 24.25	$ 23.69	$ 23.18	$ 22.73	$ 22.29	$ 21.95	$ 21.84	$ 21.34

	4Q22	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21
Tangible Common Equity (Excluding AOCI):								
Shareholders' Equity (GAAP)	$ 432,452	$ 414,711	$ 420,427	$ 420,042	$ 429,430	$ 424,720	$ 373,393	$ 364,058
Less Goodwill And Other Intangible Assets	109,772	110,460	104,582	105,215	105,852	104,930	90,966	86,350
Tangible Common Equity (Non-GAAP)	$ 322,680	$ 304,251	$ 315,845	$ 314,827	$ 323,578	$ 319,790	$ 282,427	$ 277,708
Less Adjustment Due to AOCI (Loss)	(35,324)	(40,807)	(24,648)	(15,556)	1,443	2,559	2,338	1,083
Tangible Common Equity (Excl. AOCI) (Non-GAAP)	$ 358,004	$ 345,058	$ 340,493	$ 330,383	$ 322,135	$ 317,231	$ 280,089	$ 276,625
Tangible Book Value Per Common Share (Excluding AOCI):								
Book Value Per Common Share (GAAP)	$ 25.59	$ 24.56	$ 24.88	$ 24.86	$ 25.56	$ 25.28	$ 24.71	$ 24.10
Adjustment Due To Goodwill And Other Intangible Assets	(6.50)	(6.54)	(6.19)	(6.23)	(6.30)	(6.25)	(6.02)	(5.71)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 19.09	$ 18.02	$ 18.69	$ 18.64	$ 19.26	$ 19.03	$ 18.69	$ 18.39
Less Adjustment Due to AOCI (Loss)	(2.09)	(2.42)	(1.46)	(0.92)	0.09	0.15	0.15	0.07
Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP)	$ 21.18	$ 20.43	$ 20.15	$ 19.56	$ 19.17	$ 18.88	$ 18.54	$ 18.31

1. *Tangible book value per share (Non-GAAP) is computed by dividing total stockholder's equity, less goodwill and other intangible assets, by common shares outstanding.*

Note: Totals may not add due to rounding

31

Non-GAAP Reconciliation

$ in Thousands, unless otherwise indicated

	2024Y	2023Y	2022Y	2021Y	2020Y	2019Y
Tangible Common Equity (Excluding AOCI):						
Shareholders' Equity (GAAP)	$ 491,461	$ 459,886	$ 432,452	$ 429,430	$ 357,168	$ 312,747
Less Goodwill And Other Intangible Assets	104,723	107,148	109,772	105,852	86,471	77,193
Tangible Common Equity (Non-GAAP)	$ 386,738	$ 352,738	$ 322,680	$ 323,578	$ 270,697	$ 235,554
Less Adjustment Due to AOCI (Loss)	(23,671)	(25,907)	(35,324)	1,443	2,183	168
Tangible Common Equity (Excl. AOCI) (Non-GAAP)	$ 410,409	$ 378,645	$ 358,004	$ 322,135	$ 268,514	$ 235,386
Tangible Book Value Per Common Share (Excluding AOCI):						
Book Value Per Common Share (GAAP)	$ 29.04	$ 27.07	$ 25.59	$ 25.56	$ 23.64	$ 22.33
Adjustment Due To Goodwill And Other Intangible Assets	(6.19)	(6.31)	(6.50)	(6.30)	(5.72)	(5.51)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 22.85	$ 20.76	$ 19.09	$ 19.26	$ 17.92	$ 16.82
Less Adjustment Due to AOCI (Loss)	(1.40)	(1.52)	(2.09)	0.09	0.14	0.01
Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP)	$ 24.25	$ 22.29	$ 21.18	$ 19.17	$ 17.77	$ 16.80

1. Tangible book value per share (Non-GAAP) is computed by dividing total stockholder's equity, less goodwill and other intangible assets, by common shares outstanding.

Note: Totals may not add due to rounding

32

CONTACT 33 Billy Carroll President & CEO 865.868.0613 Billy.Carroll@smartbank.com Miller Welborn Chairman 423.385.3067 Miller.Welborn@smartbank.com 5401 Kingston Pike, Suite 600 Knoxville, TN 37919 Ron Gorczynski Chief Financial Officer 865.437.5724 Ron.Gorczynski@smartbank.com